Exhibit 10.1

PLEDGE AGREEMENT

This PLEDGE AGREEMENT, dated as of September __, 2007 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”), is made by each of the undersigned pledgors (collectively, the “Pledgors”) in favor of ROYNAT BUSINESS CAPITAL INC., a Delaware corporation (“Lender”).

W I T N E S S E T H:

WHEREAS, pursuant to a Secured Promissory Note, dated as of the date hereof (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Note”), by and between AZ LIMOS LLC, an Arizona limited liability company (the “Borrower”), and the Lender and the other Loan Documents referred to therein, the Lender has agreed to provide a loan to the Borrower in the aggregate amount of up to $2,000,000;

WHEREAS, as a condition precedent to the making of the advances under the Note, the Pledgors are required to execute and deliver this Agreement, pledging all the issued and outstanding equity interests in the Borrower to Lender as set forth herein; and

WHEREAS, Pledgor has duly authorized the execution, delivery and performance of this Agreement;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lender to make Loans to the Borrower pursuant to the Note, each Pledgor agrees, for the benefit of the Lender, as follows:

ARTICLE I
DEFINITIONS

1.1  Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Note.

1.2  UCC Definitions. Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the UCC are used in this Agreement, including its preamble and recitals, with such meanings.

ARTICLE II
PLEDGE

2.1  Grant of Security Interest. Each Pledgor hereby pledges, assigns, charges, mortgages, delivers, and transfers to the Lender, and hereby grants to the Lender, a continuing security interest in all of its right, title and interest in and to the following property of such Pledgor, whether now or hereafter existing or acquired (collectively, the “Collateral”):

(a)  all membership and any other equity or ownership interests (“Membership Interests”) in and to Borrower now owned, and all additional Membership Interests in and to Borrower from time to time created or otherwise acquired, by such Pledgor, including, (i) Borrower’s limited liability company agreement dated on or about the date hereof (the “Operating Agreement”), (ii) all claims of such Pledgor for damages arising out of or for breach of or default under such Operating Agreement, (iii) the right of such Pledgor to terminate such Operating Agreement, to perform and exercise consensual or voting rights thereunder, and to compel performance and otherwise exercise all remedies thereunder, and (iv) all certificates or instruments, if any, evidencing such Membership Interests (such Membership Interests being referred to herein as the “Pledged Membership Interests”);

(b)  all distributions, principal, interest and other payments and rights with respect to any of the items listed in clause (a) above; and

(c)  all Proceeds of any and all of the foregoing Collateral.

2.2  Security for Secured Obligations. The Collateral of Pledgors under this Agreement secures the prompt payment in full of all obligations of the Borrower under the Loan Documents (the “Secured Obligations”).

2.3  Delivery of Collateral. All certificates or instruments representing or evidencing any Collateral, including all Pledged Membership Interests, shall be delivered to and held by or on behalf of the Lender pursuant hereto, shall be in suitable form for transfer by delivery, and shall be accompanied by all necessary instruments of transfer or assignment, duly executed in blank.

2.4  Dividends on Pledged Membership Interests. In the event that any distribution is permitted under the Note to be paid on any Pledged Membership Interest at a time when no Event of Default (as hereinafter defined) has occurred and is continuing, such distribution may be paid directly to Pledgors. If any Event of Default has occurred and is continuing, then any such distribution shall be paid directly to the Lender.

2.5  Continuing Security Interest; Transfer of Credit Extensions. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until all the Secured Obligations are paid in full in cash and the Note is terminated in accordance with its terms (the “Termination Date”), (b) be binding upon each Pledgor and its successors, transferees and assigns, and (c) inure, together with the rights and remedies of the Lender hereunder, to the benefit of the Lender.

2.6  Security Interest Absolute. All rights of the Lender and the security interests granted to the Lender hereunder, and all obligations of Pledgors hereunder, shall be, absolute and unconditional, irrespective of any of the following conditions, occurrences or events:

(a)  any lack of validity or enforceability of any Loan Document;

(b)  the failure of Lender to assert any claim or demand or to enforce any right or remedy against the Borrower, any Pledgor or any other Person under the provisions of any Loan Document, or otherwise or to exercise any right or remedy against any other guarantor of, or collateral securing, any Secured Obligation;

(c)  any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other extension, compromise or renewal of any Secured Obligation, including any increase in the Secured Obligations resulting from the extension of additional credit to any Pledgor or the Borrower;

(d)  any reduction, limitation, impairment or termination of the Secured Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Pledgor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, non-genuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Secured Obligation or otherwise;

(e)  any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of any Loan Document;

(f)  any addition, exchange, release, surrender or non-perfection of any collateral, or any amendment to or waiver or release of or addition to or consent to departure from any guaranty, for any of the Secured Obligations; or

(g)  any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Pledgor, the Borrower or otherwise.

2.7  Pledgors Remain Liable. Anything herein to the contrary notwithstanding (a) the exercise by the Lender of any of its rights hereunder shall not release Pledgors from any of their respective duties or obligations under any contracts or agreements included in the Collateral and (b) the Lender shall not have any obligation or liability under any such contracts or agreements included in the Collateral by reason of this Agreement, nor shall the Lender be obligated to perform any of the obligations or duties of any Pledgor or to take any action to collect or enforce any claim for payment assigned hereunder.

2.8  Release; Termination. Upon the Termination Date, the pledge, assignment and security interest granted hereby shall terminate and all rights to the Collateral shall revert to the applicable Pledgor. Upon any such termination, the Lender will, at each Pledgor’s expense (as to any out-of-pocket expenses of Lender) and without any representations, warranties or recourse of any kind whatsoever, execute and deliver to such Pledgor such documents as such Pledgor shall reasonably request to evidence such termination and deliver to such Pledgor all certificates and instruments representing or evidencing the Collateral pledged by such Pledgor and then held by the Lender.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

Each Pledgor represents and warrants to Lender, as at the date hereof as follows:

3.1  Ownership; No Liens, etc. (a) Schedule I hereto completely and accurately identifies as of the date hereof all of the Membership Interests of such Pledgor in and to the Borrower;

(b)  Pledgor is the legal and beneficial owner of, and has good and marketable title to (and has full right and authority to pledge and assign) such Collateral, free and clear of all liens and other encumbrances, except for (i) the security interest granted pursuant hereto in favor of the Lender, (ii) each Pledgor’s obligations under the Operating Agreement and (iii) each Pledgor’s obligations set forth in Schedule I hereto (collectively, “Permitted Liens”);

(c)  The Membership Interests are uncertificated.

3.2  Valid Security Interest. The execution and delivery of this Agreement and the delivery of all certificated Pledged Membership Interests to the Lender are effective to create a valid, perfected, first priority security interest in such Collateral and all Proceeds thereof, subject to no Liens other than Permitted Liens, securing the payment of the Secured Obligations. No filing or other action will be necessary to perfect or protect such security interest, except with respect to the Pledged Membership Interests.

3.3  As to Pledged Membership Interests. (a) All of the Pledged Membership Interests are duly authorized and validly issued, fully paid, and non-assessable, constitute 100% of all Membership Interests in and to the Borrower and represent all of the issued and outstanding Membership Interests held by Pledgors in and to the Borrower.

(b)  The Operating Agreement, true and complete copies of which has been furnished to the Lender, has been duly authorized, executed, and delivered by Pledgors, has not been amended or otherwise modified, is in full force and effect, and is binding upon and enforceable against Pledgors in accordance with its terms. There exists no default under the Operating Agreement by Pledgors.

(c)  Each Pledgor had and has the power and legal capacity to execute and carry out the provisions of the Operating Agreement to the extent such provisions apply to such Pledgor. Each Pledgor has substantially performed all of its obligations to date under the Operating Agreement, and has not received notice of the failure of any other party thereto to perform its obligations thereunder.

3.4  Authorization, Approval, etc. Except for authorizations or approvals that have been obtained as of the date hereof, no authorization, approval, or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required either:

(a)  for the pledge by each Pledgor of the Collateral pursuant to this Agreement or for the execution, delivery, and performance of this Agreement by such Pledgor; or

(b)  for the exercise by the Lender of the voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with a disposition of such Pledged Membership Interests by laws affecting the offering and sale of securities generally.

ARTICLE IV
COVENANTS

Each Pledgor covenants and agrees that, until the Termination Date, Pledgor will perform the obligations set forth in this Article IV.

4.1  Protect Collateral; Further Assurances, etc. (a) No Pledgor will create or suffer to exist any lien or other encumbrance on the Pledged Membership Interests except Permitted Liens. Each Pledgor will warrant and defend the right and title herein granted unto the Lender in and to the Collateral (and all right, title, and interest represented by the Collateral) against the claims and demands of all Persons whomsoever.

(b)  Each Pledgor agrees that at any time, and from time to time, at the expense of such Pledgor, it will promptly execute and deliver all further instruments, and take all further action, that may be necessary, or that the Lender may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Lender to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

4.2  Powers, Control, etc. (a) Each Pledgor agrees to deliver to Lender on the date hereof all of its certificated Pledged Membership Interests, which will be accompanied by duly executed undated blank powers, or other equivalent instruments of transfer acceptable to the Lender.

(b)  With respect to uncertificated Pledged Membership Interests, each Pledgor will cause the Borrower to deliver a written acknowledgement and agreement to the Lender (A) acknowledging the security interest of the Lender in such Pledged Membership Interests, (B) confirming that the Borrower has marked the company register for such Pledged Membership Interests or other applicable records to reflect such security interest of the Lender, (C) confirming to the Lender that the Borrower has not received notice of any lien or other encumbrance (other than Permitted Liens) upon any Pledged Membership Interests and that it has not agreed to accept instructions from any Person in respect of such Pledged Membership Interests and will not accept or execute any instructions to transfer ownership of such Pledged Membership Interests except from Lender, and (D) agreeing with each Pledgor for the benefit of the Lender that, upon the occurrence and continuation of an Event of Default, the Borrower will comply with instructions with respect to such Pledged Membership Interests originated by the Lender without further consent of any Pledgor, such acknowledgement and agreement to be in form and substance reasonably satisfactory to the Lender.

(c)  Each Pledgor will, from time to time upon the request of the Lender, promptly deliver to the Lender such powers, instruments, and similar documents, satisfactory in form and substance to the Lender, with respect to the Collateral as the Lender may reasonably request and will, from time to time upon the request of the Lender upon the occurrence of any Event of Default, promptly transfer any Pledged Membership Interests or other Membership Interests in the Borrower into the name of any nominee designated by the Lender.

4.3  Continuous Pledge. Each Pledgor will, at all times, keep pledged to the Lender pursuant hereto all Collateral, all distributions with respect thereto, and other securities, instruments, proceeds, and rights from time to time received by or distributable to such Pledgor in respect of the Pledged Membership Interests.

4.4  Voting Rights; Dividends, etc. Each Pledgor agrees if an Event of Default shall have occurred and be continuing:

(a)  without any request therefor by the Lender, such Pledgor shall, promptly upon receipt thereof by Pledgor, deliver (properly indorsed where required hereby or requested by the Lender) to the Lender all distributions, interest, principal, other cash payments, and proceeds of the Pledged Membership Interests, all of which shall be held by the Lender as additional collateral for use in accordance with Section 6.3; and

(b)  at such times as Lender has notified Pledgors of the Lender’s intention to exercise its voting power under this clause:

(i)  the Lender may exercise (to the exclusion of Pledgors) the voting power and all other incidental rights of ownership with respect to any Pledged Membership Interests and such Pledgor hereby grants the Lender an irrevocable proxy, exercisable under such circumstances, to vote the Pledged Membership Interests; and

(ii)  such Pledgor shall promptly deliver to the Lender such additional proxies and other documents as may be necessary to allow the Lender to exercise such voting power.

The Lender agrees that until such time as an Event of Default has occurred and is continuing and the Lender shall have given the notice referred to in clause (b) above, each Pledgor shall have the exclusive voting power with respect to its Pledged Membership Interests; provided, however, that no vote shall be cast, or consent, waiver, or ratification given, or action taken or any action not taken by any Pledgor that would be inconsistent with or violate any provision of this Agreement, the Note or any other Loan Document.

4.5  As to Operating Agreement. (a) Each Pledgor shall at its own expense perform and observe all the material terms and provisions of the Operating Agreement to be performed or observed by it, maintain the Operating Agreement in full force and effect, enforce the Operating Agreement in accordance with its terms, and take all such action to such end as may from time to time be reasonably be requested by the Lender; and

(b)  No Pledgor shall:

(i)  cancel or terminate the Operating Agreement or consent to or accept any cancellation or termination thereof; or

(ii)  amend, modify or take any other action in connection with the material terms and conditions of the Operating Agreement that would impair the value of the interest or rights of such Pledgor or that would impair the interest or rights of the Lender.

ARTICLE V
THE LENDER

5.1  Lender May Perform. If any Pledgor fails to perform any agreement contained herein, the Lender may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Lender incurred in connection therewith shall be payable by such Pledgor pursuant to Section 6.4.

5.2  Lender Has No Duty. (a) The powers conferred on the Lender hereunder are solely to protect its interest in the Collateral and shall not impose any duty on it to exercise any such powers. Neither the Lender nor any of its officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of Pledgors or any other Person or to take any other action whatsoever with regard to the Collateral. Neither the Lender nor any of its officers, directors, employees or agents shall be responsible to Pledgors for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

(b)  Each Pledgor assumes all responsibility and liability arising from or relating to the use, sale or other disposition of the Collateral other than liabilities resulting from Lender’s gross negligence or willful misconduct. The Secured Obligations shall not be affected by any failure of the Lender to take any steps to perfect the pledge and security interest granted hereunder or to collect or realize upon the Collateral, nor shall loss or damage to the Collateral release Pledgors from any of their obligations hereunder.

ARTICLE VI
REMEDIES

6.1  Certain Remedies. If (x) any Pledgor fails to satisfy any of its obligations hereunder and such failure shall continue for 15 business days after notice thereof from Lender or (y) any “Event of Default” as defined in the Note shall have occurred (each, an “Event of Default”):

(a)  The Lender may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a Lender on default under the UCC and also may, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by applicable law referred to below) to or upon Pledgors or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing) in one or more parcels at public or private sale, at any of the Lender’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Lender may deem commercially reasonable. Each Pledgor agrees that, to the extent notice of sale shall be required by applicable law, at least ten (10) days’ prior notice to Pledgors of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b)  The Lender may:

(i)  transfer all or any part of the Collateral into the name of the Lender or its nominee, with or without disclosing that such Collateral is subject to the lien and security interest hereunder;

(ii)  notify the parties obligated on any of the Collateral to make payment to the Lender of any amount due or to become due thereunder;

(iii)  enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto;

(iv)  endorse any checks, drafts, or other writings in each Pledgor’s name to allow collection of the Collateral;

(v)  take control of any proceeds of the Collateral;

(vi)  execute (in the name, place and stead of Pledgor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral; and

(vii)  enforce compliance with, and take any and all actions with respect to, the Operating Agreement to the full extent as though the Lender were the absolute owner of the Pledged Membership Interests, and other Collateral, including the right to receive all distributions and other payments that are made pursuant to such Operating Agreement.

The Lender shall give Pledgors ten (10) days’ written notice (which each Pledgor agrees is reasonable notice within the meaning of Section 9-612 of the UCC) of the Lender’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Lender may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Lender may (in its sole and absolute discretion) determine. The Lender shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Lender may, without notice or publication adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Lender until the sale price is paid by the purchase or purchasers thereof, but the Lender shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Section, the Lender (for the Lender) may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of Pledgor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Lender from Pledgors as a credit against the purchase price, and the Lender (for such Lender) may upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to Pledgors therefor.

6.2  Compliance with Restrictions. Each Pledgor agrees that in any sale of any of the Collateral whenever an Event of Default shall have occurred and be continuing, the Lender is hereby authorized to comply with any limitation or restriction (including without limitation the Securities Act of 1933 and applicable state securities laws) in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any Governmental Authority or official, and each Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Lender be liable nor accountable to any Pledgor for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

6.3  Application of Proceeds. All cash proceeds received by the Lender in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral shall be applied in whole or in part by the Lender, first, to cover the reasonable costs and expenses of Lender in enforcing the this Agreement and the other Loan Documents and, second, for the benefit of the Lender against all or any part of the Secured Obligations. Any surplus of such cash or cash proceeds held by the Lender and remaining after the Termination Date, shall be paid over to the applicable Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

6.4  Indemnity and Expenses. Pledgors jointly and severally agree to indemnify and hold harmless the Lender and its affiliates, directors, officers, employees, counsel, agents and attorneys-in-fact (each, an “Indemnified Party”) for, from and against, and shall pay on demand, any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs and expenses and disbursements (including reasonable legal fees and expenses) of any kind or nature whatsoever which may be at any time imposed on, incurred by or asserted against such Indemnified Party in any way relating to or arising out of or in connection with this Agreement and the other Loan Documents (including enforcement of this Agreement and the other Loan Documents), provided that such indemnity shall not, as to any Indemnified Party, be available to the extent that such liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses or disbursements are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnified Party. Pledgors will, upon demand, pay to the Lender the amount of any and all reasonable expenses, including its reasonable legal fees and expenses and the reasonable fees and disbursements of any experts and agents, which the Lender may incur, subject to the foregoing limitations, in connection with the following:

(a)  the administration of this Agreement;

(b)  the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral;

(c)  the exercise or enforcement of any of the rights of the Lender hereunder; or

(d)  the failure by Pledgors to perform or observe any of the provisions hereof.

6.5  Waivers. Pledgors hereby waive any right, to the extent permitted by applicable law, to receive prior notice of or a judicial or other hearing with respect to any action or prejudgment remedy or proceeding by the Lender to take possession, exercise control over or dispose of any item of Collateral where such action is permitted under the terms of this Agreement or any other Loan Document or by applicable laws or the time, place or terms of sale in connection with the exercise of the Lender’s rights hereunder. Pledgors waive, to the extent permitted by applicable laws, any bonds, security or sureties required by the Lender with respect to any of the Collateral. Pledgors also waive any damages (direct, consequential or otherwise) occasioned by the enforcement of the Lender’s rights under this Agreement or any other Loan Document, including, the taking of possession of any Collateral, all to the extent that such waiver is permitted by applicable laws; provided, however, that the waiver contemplated hereby shall not apply to damages caused by the Lender’s gross negligence or willful misconduct. These waivers and all other waivers provided for in this Agreement and the other Loan Documents have been negotiated by the parties and each Pledgor acknowledges that it has been represented by counsel of its own choice and has consulted such counsel with respect to its rights hereunder.

ARTICLE VII
MISCELLANEOUS PROVISIONS

7.1  Loan Document. This Agreement is a Loan Document executed pursuant to the Note and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

7.2  Amendments, etc.; Successors and Assigns. (a) No amendment to or waiver of any provision of this Agreement nor consent to any departure by Pledgors herefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender and, with respect to any such amendment, by Pledgors, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(b)  This Agreement shall be binding upon each Pledgor and its permitted successors, transferees and assigns and shall inure to the benefit of the Lender and its respective successors, transferees and assigns; provided, however, that no Pledgor may assign its obligations hereunder without the prior written consent of the Lender in its sole discretion.

7.3  Addresses for Notices. All notices and other communications provided for hereunder shall be in writing and mailed, delivered or transmitted by facsimile to any Pledgor at the address set forth on the signature page and to the Lender at the address set forth in the Note.

7.4  Section Captions. Section captions used in this Agreement are for convenience of reference only, and shall not affect the construction of this Agreement.

7.5  Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

7.6  Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

7.7  Governing Law, etc. (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK; PROVIDED, THAT THE LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

(b)  ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN EITHER (1) THE STATE COURTS OF THE STATE OF NORTH CAROLINA SITTING IN CHARLOTTE OR IN THE DISTRICT COURTS OF THE UNITED STATES SITTING IN CHARLOTTE OR (2) THE STATE COURTS OF NEW YORK OR SECOND CIRCUIT COURTS OF THE UNITED STATES, IN EITHER CASE, SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY SHALL BE BROUGHT, AT THE LENDER’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. BY EXECUTION AND DELIVERY OF THIS AGREEMENT, PLEDGOR CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH PLEDGOR IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR OTHER DOCUMENT RELATED THERETO. PLEDGOR HEREBY CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY THE MAILING OF A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED, TO PLEDGOR’S ADDRESS REFERRED TO IN SECTION 7.3. EACH PLEDGOR AGREES THAT SUCH SERVICE (i) SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON IT IN ANY SUCH SUIT, ACTION OR PROCEEDING AND (ii) SHALL, TO THE FULLEST EXTENT PERMITTED BY LAW, BE TAKEN AND HELD TO BE VALID PERSONAL SERVICE UPON AND PERSONAL DELIVERY TO IT. NOTHING IN THIS SECTION 7.7 SHALL AFFECT THE RIGHT OF THE LENDER TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR LIMIT THE RIGHT OF THE LENDER TO BRING PROCEEDINGS AGAINST PLEDGOR IN THE COURTS OF ANY JURISDICTION OR JURISDICTIONS.

7.8  Waiver of Jury Trial. EACH PLEDGOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF PLEDGOR AND LENDER OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND PLEDGOR HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT LENDER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

7.9  Entire Agreement. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES OR BY PRIOR OR CONTEMPORANEOUS WRITTEN AGREEMENTS. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature Page Follows]

IN WITNESS WHEREOF, each Pledgor has caused this Agreement to be duly executed and delivered by its respective officer thereunto duly authorized as of the date first above written.

[PLEDGOR],
as a Pledgor

By:
Name:
Title:
Notice Address:

[PLEDGOR],
as a Pledgor

By:
Name:
Title:
Notice Address:

ACKNOWLEDGED AND ACCEPTED:

ROYNAT BUSINESS CAPITAL INC.,
as Lender

By:
Name:
Title: